UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   August 24, 2011

DPL Inc.
(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-9052	31-1163136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio	45432
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On August 5, 2011, DPL Inc. (“DPL” or the “Company”) filed with the Securities and Exchange Commission (the “SEC”) its definitive proxy statement (the “Proxy Statement”) for its 2011 Annual Meeting of Shareholders at which shareholders will consider and vote upon, among other things, the proposed merger of the Company with a wholly-owned subsidiary (“Merger Sub”) of The AES Corporation (“AES”).  After the filing and the mailing of the Proxy Statement, it came to DPL’s attention that, as a result of an administrative error, two incorrect tariff riders were included in the assumptions used to prepare the DPL Inc. Forecasts disclosed in the section of the Proxy Statement entitled “Proposal 1: The Merger—DPL Inc. Forecasts” on page 40 of the Proxy Statement. This error resulted in an overstatement of the revenue projected for the period 2011 through 2014 and accordingly certain of the line items in the forecasts included in the Proxy Statement were overstated by amounts which DPL believes are immaterial.  The tables below show the affected line items of the DPL Inc. Forecasts as included in the Proxy Statement and as revised using the correct tariff riders.  The disclosure below does not update the DPL forecasts included in the Proxy Statement to reflect circumstances existing after the date the forecasts were prepared or to reflect events occurring since the date the forecasts were prepared.

DPL Inc. Forecasts	As Revised Using Correct Tariff Riders					As Included In Proxy Statement
	Projected Fiscal Year					Projected Fiscal Year
	2011	2012	2013	2014	2014 Sensitivity(6)	2011	2012	2013	2014	2014 Sensitivity(6)
	(in millions, except per share amounts)					(in millions, except per share amounts)
EBITDA (1)	$602.5	$558.2	$554.0	$577.3	$631.5	$618.7	$574.0	$564.6	$584.2	$638.3
Net Income from On-Going Operations(2)	$259.7	$225.7	$218.4	$230.1	$264.9	$270.5	$235.9	$225.2	$234.5	$269.3
Diluted EPS from On-going Operations(3)	$2.28	$2.02	$2.00	$2.13	$2.45	$2.37	$2.11	$2.06	$2.17	$2.49
Average Diluted Shares Outstanding	114.1	111.7	109.4	108.2	108.2	114.1	111.7	109.4	108.2	108.2
Free Cash Flow(4)(5)	$(8.3)	$(18.2)	$55.0	$67.8	$104.6	$4.7	$(7.7)	$62.7	$71.8	$108.6
	Projected Fiscal Year					Projected Fiscal Year
	2011	2012	2013	2014	2014 Sensitivity	2011	2012	2013	2014	2014 Sensitivity
	(in millions, except per share amounts)					(in millions, except per share amounts)
(1) GAAP to Non-GAAP EBITDA Reconciliation
Net income (GAAP)	$249.6	$225.7	$218.4	$230.1	$264.9	$260.4	$235.9	$225.2	$234.5	$269.3
Plus: Income tax expense	127.2	120.8	116.7	123.2	142.6	132.6	126.4	120.5	125.7	145.0
Plus: Net interest expense (net of interest income)	81.2	59.1	60.1	60.3	60.3	81.2	59.1	60.1	60.3	60.3
Plus: Depreciation and amortization	144.5	152.6	158.8	163.7	163.7	144.5	152.6	158.8	163.7	163.7
EBITDA (non-GAAP)	$602.5	$558.2	$554.0	$577.3	$631.5	$618.7	$574.0	$564.6	$584.2	$638.3
(2) GAAP to Non-GAAP Net Income Reconciliation	2011	2012	2013	2014	2014 Sensitivity	2011	2012	2013	2014	2014 Sensitivity
Net income (GAAP)	$249.6	$225.7	$218.4	$230.1	$264.9	$260.4	$235.9	$225.2	$234.5	$269.3
Plus: Debt purchase premium and write-off	10.1	-	-	-	-	10.1	-	-	-	-
Net income from on-going operations (non-GAAP)	$259.7	$225.7	$218.4	$230.1	$264.9	$270.5	$235.9	$225.2	$234.5	$269.3
(3) GAAP to Non-GAAP Diluted EPS Reconciliation
Diluted EPS (GAAP)	$2.19	$2.02	$2.00	$2.13	$2.45	$2.28	$2.11	$2.06	$2.17	$2.49
Plus: Debt purchase premium and write-off	0.09	-	-	-	-	0.09	-	-	-	-
Diluted EPS from on-going operations (GAAP)	$2.28	$2.02	$2.00	$2.13	$2.45	$2.37	$2.11	$2.06	$2.17	$2.49
(4) Net Cash Provided by Operating Activities (GAAP) to Free Cash Flow (Non-GAAP) Reconciliation
Net Cash Provided by Operating Activities (GAAP)	$455.6	$390.0	$380.9	$421.9	$458.7	$468.6	$400.5	$388.6	$425.9	$462.7
Less: Capital Expenditures	(312.2)	(259.8)	(180.5)	(210.2)	(210.2)	(312.2)	(259.8)	(180.5)	(210.2)	(210.2)
Less: Dividend Payout	(151.7)	(148.4)	(145.4)	(143.9)	(143.9)	(151.7)	(148.4)	(145.4)	(143.9)	(143.9)
Free Cash Flow (non-GAAP)	$(8.3)	$(18.2)	$55.0	$67.8	$104.6	$4.7	$(7.7)	$62.7	$71.8	$108.6

(5)   Free cash flow as forecasted by DPL management was prepared on a leveraged basis and reflects interest expense and therefore is distinguished from the unlevered free cash flow used in the Discounted Cash Flow Analysis described in the Proxy Statement under the caption “Opinion of DPL’s Financial Advisor” beginning on page 33.

(6)  The information provided above in the 2014 Sensitivity column of the financial projections prepared by management of the Company was not provided to AES and its advisors.

The DPL forecasts included in the Proxy Statement and the corrections disclosed in this Form 8-K are not intended to influence any shareholder’s decision whether to vote for or against the proposal to adopt the merger agreement and approve the merger, but are being disclosed because financial forecasts were made available to AES and its advisors.  DPL also provided the financial forecasts to its financial advisor in connection with its opinion.  The inclusion of this information should not be regarded as an indication that the board of directors or any other person considered, or now considers, the financial forecasts to be material or to be necessarily predictive of actual future results, and the financial forecasts should not be relied upon as such.  Financial forecasts are subjective in many respects.  There can be no assurance that the financial forecasts will be realized or that actual results will not be significantly higher or lower than forecasted.  The financial forecasts cover multiple years and such information by its nature becomes less predictive with each successive year.

In addition, the financial forecasts were not prepared with a view toward public disclosure or toward complying with generally accepted accounting principles (“GAAP”), the published guidelines of the SEC regarding projections and the use of non-GAAP measures or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information.  Neither DPL’s independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial forecasts contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability.

The financial forecasts were based on numerous variables and assumptions.  Such assumptions are inherently uncertain and may be beyond the control of the Company.  Important factors that may affect actual results and cause the financial forecasts to not be achieved include, but are not limited to, risks and uncertainties relating to the Company’s business (including its ability to achieve strategic goals, objectives and targets over the applicable periods), industry performance and competition, capacity and commodity prices, the regulatory environment, environmental laws and regulations, including orders and decisions of the Public Utilities Commission of Ohio, general business and economic conditions and other factors described or referenced under the section of the Proxy Statement entitled “Cautionary Statement Concerning Forward-Looking Statements” on page 17.

No one has made or makes any representation to any shareholder regarding the information included in the financial forecasts set forth in this Form 8-K or the Proxy Statement.  Readers of this Form 8-K are cautioned not to rely on the forecasted financial information.  The financial forecasts were prepared by the Company’s management based on various assumptions regarding, among other things, the timing of certain occurrences or impacts.  DPL has not updated and does not intend to update or otherwise revise the financial forecasts to reflect circumstances existing after the date when prepared or to reflect the occurrence of future events.  The Company has made no representation to AES, Merger Sub or any of its affiliates or representatives in the merger agreement or otherwise, concerning the financial forecasts.

The financial projections are forward-looking statements. For information on factors that may cause the Company’s future financial results to materially vary, see the section of the Proxy Statement entitled “Cautionary Statement Concerning Forward-Looking Statements” on page 17 which is hereby incorporated by reference.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: August 24, 2011	/s/ Arthur G. Meyer
Name: Arthur G. Meyer
Title: Senior Vice President and General Counsel